                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K
                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(d) OF
                           THE SECURITIES ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) FEBRUARY 23, 1998


                               ARDEN REALTY, INC.
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


               MARYLAND                                  1-12193                                95-4578533
      ---------------------------               ------------------------                     ----------------
      State or other jurisdiction               (Commission File Number)                     (I.R.S. Employer
           of incorporation)                                                               Identification No.)

     9100 Wilshire Boulevard, East
           Tower, Suite 700
    Beverly Hills, California 90212                                    90212
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(Address of Principal executive offices)                             (zip code)

Registrant's telephone number, including area code:     (310) 271-8600
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                                 NOT APPLICABLE
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

ITEM 5.  OTHER EVENTS

       Arden Realty Inc. (the "Company") is filing this Current Report on Form 8-K in connection with the issuance of 1,303,965 shares of its common stock, par value $.01 per share on February 23, 1998, pursuant to an underwritten offering under the Company's shelf registration statement on Form S-3 (File No. 333-44141) which was declared effective January 21, 1998 (the "Registration Statement"). The exhibits listed below are being filed herewith in lieu of filing them as exhibits to the Registration Statement, and, since this Form 8-K is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS


          Exhibit No.    Description

              1.1 Underwriting Agreement dated as of February 18, 1998, between the Company, Arden Realty Limited Partnership and A.G. Edwards & Sons, Inc.

              5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of securities to be issued.

             23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto).





                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ARDEN REALTY, INC.



Date:  February 23, 1998             By: /s/ DIANA M. LAING
                                        -------------------------------
                                           Diana M. Laing
                                           Chief Financial Officer

                                  EXHIBIT INDEX


          Exhibit No.    Description

              1.1 Underwriting Agreement dated as of February 18, 1998, between the Company, Arden Realty Limited Partnership and A.G. Edwards & Sons, Inc.

              5.1 Opinion of Ballard Spahr Andrews & Ingersoll regarding the legality of securities to be issued.

             23.1 Consent of Ballard Spahr Andrews & Ingersoll (contained in the opinion filed as Exhibit 5.1 hereto).